Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Financial Instruments and Risk Management
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
Fair Values of Financial Instruments
The Company has classified its cash and cash equivalents as assets at fair value through profit or loss, its derivative commodity contracts and former convertible debentures as financial liabilities at fair value through profit or loss, which are both measured at fair value with changes being recognized through earnings. Accounts receivable and restricted cash are classified as loans and receivables; accounts payable and accrued liabilities, long-term debt and the previous note payable are classified as other liabilities, all of which are measured initially at fair value, then at amortized cost after initial recognition. Transaction costs attributable to financial instruments classified as fair value through profit or loss are included in the recognized amount of the related financial instrument and recognized over the life of the resulting financial instrument using the effective interest method.
Carrying value and fair value of financial assets and liabilities are summarized as follows:

	December 31, 2017		December 31, 2016
	Carrying	Fair	Carrying	Fair
Classification (000s)	Value	Value	Value	Value
Financial assets at fair value through profit or loss	$47,449	$47,449	$31,468	$31,468
Loans and receivables	18,090	18,090	33,159	33,159
Financial liabilities at fair value through profit or loss	7,970	7,970	72,655	72,655
Other liabilities	97,103	98,329	35,691	35,691

Assets and liabilities at December 31, 2017 that are measured at fair value are classified into levels reflecting the method used to make the measurements. Fair values of assets and liabilities included in Level 1 are determined by reference to quoted prices in active markets for identical assets and liabilities. Assets and liabilities in Level 2 include valuations using inputs other than quoted prices for which all significant inputs are observable, either directly or indirectly. Level 3 valuations are based on inputs that are unobservable and significant to the overall fair value measurement.
The Company’s cash and cash equivalents, derivative commodity contracts and prior convertible debentures are assessed on the fair value hierarchy described above. TransGlobe’s cash and cash equivalents and former convertible debentures are classified as Level 1. Derivative commodity contracts are classified as Level 2. Assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the placement within the fair value hierarchy level. There were no transfers between levels in the fair value hierarchy in the period.
Derivative commodity contracts
In conjunction with the prepayment agreement (Note 20), TPI has also entered into a marketing contract with Mercuria Energy Trading S.A. ("Mercuria") to market nine million barrels of TPI’s Egypt entitlement production. The pricing of the crude oil sales will be based on market prices at the time of sale.
The nature of TransGlobe’s operations exposes it to fluctuations in commodity prices, interest rates and foreign currency exchange rates. TransGlobe monitors and, when appropriate, uses derivative financial instruments to manage its exposure to these fluctuations. All transactions of this nature entered into by TransGlobe are related to an underlying financial position or to future crude oil and natural gas production. TransGlobe does not use derivative financial instruments for speculative purposes. TransGlobe has elected not to designate any of its derivative financial instruments as accounting hedges and thus accounts for changes in fair value in net earnings at each reporting period. TransGlobe has not obtained collateral or other security to support its financial derivatives as management reviews the creditworthiness of its counterparties prior to entering into derivative contracts. The derivative financial instruments are initiated within the guidelines of the Company's corporate hedging policy. This includes linking all derivatives to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
There were eleven outstanding derivative commodity contracts as at December 31, 2017 (December 31, 2016 - nil), the fair values of which have been presented as liabilities on the Consolidated Balance Sheet.
The following table summarizes TransGlobe’s outstanding derivative commodity contract positions as at December 31, 2017:

Financial Brent Crude Oil Contracts
Transaction Date	Period Hedged	Contract	Volume bbl	Bought Put USD$/bbl	Sold Call USD$/bbl	Sold Put USD$/bbl
7-Apr-17	Mar-18	3-Way Collar	250,000	53.00	61.15	44.00
12-Apr-17	Jun-18	3-Way Collar	250,000	54.00	63.10	45.00
12-Apr-17	Sep-18	3-Way Collar	250,000	54.00	64.15	45.00
12-Apr-17	Dec-18	3-Way Collar	250,000	54.00	65.45	45.00
23-May-17	Jul 2020 - Dec 2020[1]	3-Way Collar	300,000	54.00	63.45	45.00
31-Aug-17	Jan 2020 - Jun 2020[2]	3-Way Collar	300,000	54.00	61.25	46.50
12-Oct-17	Jan 2019 - Dec 2019[3]	3-Way Collar	396,000	53.00	62.10	46.00
26-Oct-17	Jan 2019 - Dec 2019[4]	3-Way Collar	399,996	54.00	61.35	46.00
1. 50,000 bbls per calendar month through Jul 2020 - Dec 2020
2. 50,000 bbls per calendar month through Jan 2020 - Jun 2020
3. 33,000 bbls per calendar month through Jan 2019 - Dec 2019
4. 33,333 bbls per calendar month through Jan 2019 - Dec 2019

Financial WTI Crude Oil Contracts
Transaction Date	Period Hedged	Contract	Volume bbl	Sold Swap USD$/bbl	Bought Put CAD$/bbl	Sold Call CAD$/bbl
15-Dec-17	Jan 2018 - Dec 2018[1]	Swap	60,225	56.35	—	—
15-Dec-17	Jan 2018 - Dec 2018[1]	Put Option	60,225	—	64.00	—
15-Dec-17	Jan 2018 - Dec 2018[1]	Call Option	60,255	—	—	78.85
1. 165 bbls per day

The loss on financial instruments for 2017 and 2016 was comprised of the following:

(000's)	December 31, 2017	December 31, 2016
Realized derivative loss on commodity contracts settled during the year	2,871	956
Unrealized derivative loss on commodity contracts outstanding at the end of the year	7,970	—
Fair value adjustment on convertible debentures - (Note 21)	151	7,027
	10,992	7,983

Overview of Risk Management
The Company’s activities expose it to a variety of financial risks that arise as a result of its exploration, development, production and financing activities:
• Credit risk
• Market risk
• Liquidity risk

This note presents information about the Company’s exposure to each of the above risks, the Company’s objectives, policies and processes for measuring and managing risk, and the Company’s management of capital. Further quantitative disclosures are included throughout these Consolidated Financial Statements.
The Board of Directors and Audit Committee oversee management’s establishment and execution of the Company’s risk management framework. Management has implemented and monitors compliance with risk management policies. The Company’s risk management policies are established to identify and analyze the risks faced by the Company, to set appropriate risk limits and controls, and to monitor risks and adherence to market conditions and the Company’s activities.
Credit risk
Credit risk is the risk of financial loss if a customer or counterparty to a financial instrument fails to fulfill their contractual obligations. The Company’s exposure to credit risk primarily relates to cash equivalents and accounts receivable, the majority of which are in respect of oil and natural gas operations. The Company generally extends unsecured credit to these parties and therefore the collection of these amounts may be affected by changes in economic or other conditions. The Company has not experienced any material credit losses in the collection of accounts receivable to date.
TransGlobe's accounts receivable related to the Canadian operations are with customers and joint interest partners in the petroleum and natural gas industry and are subject to normal industry credit risks. Receivables from petroleum and natural gas marketers are normally collected on the 25th day of the month following production. The Company currently sells its production to several purchasers under standard industry sale and payment terms. Purchasers of TransGlobe's natural gas, crude oil and natural gas liquids are subject to a periodic internal credit review to minimize the risk of non-payment. The Company has continued to closely monitor and reassess the creditworthiness of its counterparties, including financial institutions.
Trade and other receivables are analyzed in the table below. The majority of the overdue receivables are due from the Egyptian General Petroleum Company ("EGPC"). The political transition and resultant economic malaise in the country that began in 2011 resulted in irregular collection of accounts receivable from EGPC and generally a larger receivable balance, which increased TransGlobe's credit risk. Despite these factors, the Company expects to collect in full all receivables outstanding from EGPC.
In January 2015, TransGlobe began direct sales of Eastern Desert entitlement production to international buyers. The Company completed three separate direct crude sale shipments to third party buyers in 2017. Depending on the Company's assessment of the credit of crude cargo buyers, buyers may be required to post irrevocable letters of credit to support the sales prior to the cargo liftings. During 2017, the Company sold an additional 1,121,391 barrels of inventoried entitlement crude oil to EGPC for $48.5 million to cover in-country expenditures. The Company collected $47.8 million of accounts receivable from EGPC during 2017. As at December 31, 2017, $14.2 million of the total accounts receivable balance of $18.1 million is due from EGPC. The Company anticipates that direct sales will continue to reduce outstanding accounts receivable and credit risk in future periods.

(000s)	December 31, 2017	December 31, 2016
Neither impaired nor past due	$10,534	$620
Impaired (net of valuation allowance)
Not impaired and past due in the following period:
Within 30 days	3,804	—
31-60 days	2,575	—
61-90 days	—	—
Over 90 days	1,177	14,216
	$18,090	$14,836

The Company manages its credit risk on cash equivalents by investing only in term deposits with reputable banking institutions.
Market risk
Market risk is the risk or uncertainty arising from possible market price movements and their impact on the future performance of a business. The market price movements that the Company is exposed to include commodity prices, foreign currency exchange rates and interest rates, all of which could adversely affect the value of the Company’s financial assets, liabilities and financial results. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.
Commodity price risk
The Company’s operational results and financial condition are partially dependent on the commodity prices received for its production of oil, natural gas and NGLs. The Company is exposed to commodity price risk on its derivative assets and liabilities which are used as part of the Company's risk management program to mitigate the effects of changes in commodity prices on future cash flows. While transactions of this nature relate to forecasted future petroleum and natural gas production, TransGlobe does not designate these derivative assets and liabilities as accounting hedges. As such, changes in commodity prices impact the fair value of derivative instruments and the corresponding gains or losses on derivative instruments.
The estimated fair value of unrealized commodity contracts is reported on the Consolidated Balance Sheets, with any change in the unrealized positions recorded to earnings. The Company assesses these instruments on the fair value hierarchy and has classified the determination of fair value of these instruments as Level 2, as the fair values of these transactions are based on an approximation of the amounts that would have been received from counter-parties to settle the transactions outstanding as at the date of the Consolidated Balance Sheets with reference to forward prices and market values provided by independent sources. The actual amounts realized may differ from these estimates.

Foreign currency exchange risk
As the Company’s business is conducted primarily in U.S. dollars and its financial instruments are primarily denominated in U.S. dollars, the Company’s exposure to foreign currency exchange risk relates primarily to certain cash and cash equivalents, accounts receivable, long-term debt, former convertible debentures, accounts payable and accrued liabilities denominated in Canadian dollars. When assessing the potential impact of foreign currency exchange risk, the Company believes that 10% volatility is a reasonable measure. The Company estimates that a 10% increase in the value of the Canadian dollar against the U.S. dollar would increase the net loss for the year ended December 31, 2017 by approximately $0.5 million and conversely a 10% decrease in the value of the Canadian dollar against the U.S. dollar would decrease the net loss by $0.4 million for the same period. The Company does not utilize derivative instruments to manage this risk.
The Company is also exposed to foreign currency exchange risk on cash balances denominated in Egyptian pounds. Some collections of accounts receivable from the Egyptian Government are received in Egyptian pounds, and while the Company is generally able to spend the Egyptian pounds received on accounts payable denominated in Egyptian pounds, there remains foreign currency exchange risk exposure on Egyptian pound cash balances. Using month-end cash balances converted at month-end foreign exchange rates, the average Egyptian pound cash balance for 2017 was $0.8 million (2016 - $3.9 million) in equivalent U.S. dollars. The Company estimates that a 10% increase in the value of the Egyptian pound against the U.S. dollar would increase the net loss for the year ended December 31, 2017 by approximately $0.1 million and conversely a 10% decrease in the value of the Egyptian pound against the U.S. dollar would decrease the net loss by $0.1 million for the same period. The Company does not currently utilize derivative instruments to manage foreign currency exchange risk.
Interest rate risk
Fluctuations in interest rates could result in a significant change in the amount the Company pays to service variable interest debt. No derivative contracts were entered into during 2017 to mitigate interest rate risk. When assessing interest rate risk applicable to the Company’s variable interest, U.S. dollar-denominated debt the Company believes 1% volatility is a reasonable measure. The effect of interest rates increasing by 1% would decrease the Company’s net earnings, for the year ended December 31, 2017, by $0.5 million and conversely the effect of interest rates decreasing by 1% would increase the Company’s net earnings, for the year ended December 31, 2017, by $0.5 million.
Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. Liquidity describes a company’s ability to access cash. Companies operating in the upstream oil and gas industry require sufficient cash in order to fund capital programs necessary to maintain and increase production and proved reserves, to acquire strategic oil and gas assets and to repay debt.
The Company actively maintains credit facilities to ensure it has sufficient available funds to meet current and foreseeable financial requirements at a reasonable cost. The following are the contractual maturities of financial liabilities at December 31, 2017:

(000s)		Payment Due by Period1 2
	Recognized
	in Financial	Contractual	Less than
	Statements	Cash Flows	1 year	1-3 years	4-5 years
Accounts payable and accrued liabilities	Yes - Liability	$27,104	$27,104	$—	$—
Long-term debt	Yes - Liability	69,999	—	11,207	58,792
Financial derivative instruments	Yes - Liability	7,970	4,015	3,955	—
Office and equipment leases[3]	No	3,587	1,707	1,880	—
Minimum work commitments[4]	No	5,129	5,129	—	—
Total		$113,789	$37,955	$17,042	$58,792
[1] Payments exclude on-going operating costs, finance costs and payments required to settle derivatives.
[2] Payments denominated in foreign currencies have been translated at December 31, 2017 exchange rates.
[3] Office and equipment leases include all drilling rig contracts.
[4] Minimum work commitments include contracts awarded for capital projects and those commitments related to exploration and drilling obligations (see Note 22).

The Company actively monitors its liquidity to ensure that its cash flows, credit facilities and working capital are adequate to support these financial liabilities, as well as the Company’s capital programs.
On February 10, 2017, the Company completed a $75 million crude oil prepayment agreement between its wholly owned subsidiary, TransGlobe Petroleum International Inc. ("TPI") and Mercuria Energy Trading SA ("Mercuria") of Geneva, Switzerland. The initial advance under the prepayment agreement was used to repay the 6.0% convertible debentures of the Company which matured on March 31, 2017 and thereafter for working capital purposes of the Company and its subsidiaries (Note 20).
The Company entered into a credit agreement for a revolving reserves-based lending facility with Alberta Treasury Branches ("ATB") totaling
C$30.0 million, of which C$13.6 million was drawn on May 16, 2017 to repay the remaining outstanding vendor take-back note balance in full (Note 20).

The Company terminated its Borrowing Base Facility in December 2016. There were no amounts drawn on the Borrowing Base Facility at any time in 2016.

To date, the Company has experienced no difficulties with transferring funds abroad.

Capital disclosures
The Company’s objective when managing capital is to ensure the Company will have the financial capacity, liquidity and flexibility to fund the ongoing exploration and development of its petroleum assets. The Company relies on cash flow to fund its capital investments. However, due to long lead cycles of some of its developments and corporate acquisitions, the Company’s capital requirements may exceed its cash flow generated in any one period. This requires the Company to maintain financial flexibility and liquidity.
The Company sets the amount of capital in proportion to risk and has historically managed to ensure that the total of the long-term debt is not greater than two times the Company’s funds flow from operations for the trailing twelve months. For the purposes of measuring the Company’s ability to meet the above stated criteria, funds flow from operations is defined as cash generated from operating activities before changes in non-cash working capital. TransGlobe’s net debt to funds flow from operations ratio continued to improve throughout the year and was positive 0.3 at December 31, 2017 (December 31, 2016 - negative 12.0) as a result of positive funds flow from operations for the year. The Company remains in a strong financial position due to prudent capital resource management. The Company's capital programs are funded by its existing working capital and cash provided from operating activities.
TransGlobe considers funds flow from operations to be a key measure of operating performance as it demonstrates the Company's ability to generate the necessary funds for sustaining capital, future growth through capital investment, and to repay debt. Management believes that such a measure provides an insightful assessment of TransGlobe's operations on a continuing basis by eliminating certain non-cash charges and actual settlements of ARO, the extent and timing of which, in the opinion of Management, is discretionary. Funds flow from operations is not a standardized measure and therefore may not be comparable with the calculation of similar measures by other entities.
The Company defines and computes its capital as follows:

(000s)	2017	2016
Long-term debt, including the current portion (net of unamortized transaction costs)	69,999	—
Long-term note payable, including the current portion	—	11,162
Convertible debentures	—	72,655
Working capital	(50,639)	16,764
Net debt obligations	$19,360	$100,581
Shareholders’ equity	210,007	285,316
Total capital	$229,367	$385,897

The Company’s net debt-to-funds flow ratio is computed as follows:

(000s)	2017	2016
Long-term debt, including the current portion (net of unamortized transaction costs)	$69,999	$—
Long-term note payable, including the current portion	—	11,162
Convertible debentures	—	72,655
Working capital	(50,639)	16,764
Net debt obligations	19,360	100,581

Cash flow from operating activities	59,450	(1,065)
Changes in non-cash working capital	(3,858)	(7,296)
Funds flow from operations (Note 28)	$55,592	$(8,361)
Ratio	0.3	(12.0)

The Company’s financial objectives and strategy as described above have remained substantially unchanged over the last two completed fiscal years. These objectives and strategy are reviewed on an annual basis. The Company's debt to funds flow from operations ratio continued to improve from the prior year. TransGlobe remains in a relatively strong financial position, and will continue to focus on cost reductions and prudent stewardship of capital with the objective of maintaining a strong balance sheet. The Company was subject to financial covenants with the prepayment agreement and the RBL as at December 31, 2017. The Company was in compliance with all financial covenants at December 31, 2017 (Note 20).